Income Taxes	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
(13) INCOME TAXES

Pretax earnings from continuing operations consist of the following:

	2010	2011	2012
United States	$1,303	1,891	1,742
Non-U.S.	1,576	1,740	1,373
Total pretax earnings from continuing operations	$2,879	3,631	3,115

The principal components of income tax expense follow:

	2010	2011	2012
Current:
Federal	$496	503	750
State and local	33	37	61
Non-U.S.	413	477	466

Deferred:
Federal	(55)	149	(129)
State and local	(1)	3	(4)
Non-U.S.	(38)	(42)	(53)
Income tax expense	$848	1,127	1,091

Reconciliations of the U.S. federal statutory tax rate to the Company's effective tax rate follow:

	2010	2011	2012
Federal rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	0.7	0.7	1.3
Non-U.S. rate differential	(4.5)	(3.5)	(4.0)
Non-U.S. tax holidays	(2.2)	(1.0)	(1.7)
U.S. manufacturing deduction	(0.6)	(1.1)	(1.4)
Goodwill impairment	—	0.2	4.6
Other	1.0	0.7	1.2
Effective income tax rate	29.4%	31.0%	35.0%

Non-U.S. tax holidays reduce tax rates in certain foreign jurisdictions and are expected to expire over the next five years.

Following are reconciliations of the beginning and ending balances of unrecognized tax benefits before recoverability of cross-jurisdictional tax credits (federal, state and non-U.S.) and temporary differences. The amount of unrecognized tax benefits is not expected to significantly increase or decrease within the next 12 months.

	2011	2012
Beginning balance, at October 1	$170	162
Additions for current year tax positions	13	11
Additions for prior year tax positions	27	21
Reduction for prior year tax positions	(22)	(14)
Reduction for settlements with tax authorities	(7)	(5)
Reduction for expirations of statute of limitations	(19)	(18)
Ending balance, at September 30	$162	157

If none of the unrecognized tax benefits shown is ultimately paid, the tax provision and the calculation of the effective tax rate would be favorably impacted by $114. The Company accrues interest and penalties related to income taxes in income tax expense. Total interest and penalties recognized were $(1), $(3) and $(1) in 2012, 2011 and 2010, respectively. As of September 30, 2012 and 2011, total accrued interest and penalties were $35 and $36, respectively.

The United States is the major jurisdiction for which the Company files income tax returns. Examinations by the U.S. Internal Revenue Service are complete through 2007. The status of state and non-U.S. tax examinations varies by the numerous legal entities and jurisdictions in which the Company operates.

The principal items that gave rise to deferred income tax assets and liabilities follow:

	2011	2012
Deferred tax assets:
Net operating losses and tax credits	$242	237
Accrued liabilities	219	247
Postretirement and postemployment benefits	137	135
Employee compensation and benefits	176	194
Pensions	196	224
Other	176	138
Total	1,146	1,175

Valuation allowances	(107)	(113)

Deferred tax liabilities:
Intangibles	(890)	(780)
Property, plant and equipment	(284)	(282)
Other	(133)	(110)
Total	(1,307)	(1,172)

Net deferred income tax liability	$(268)	(110)

At September 30, 2012 and 2011, respectively, net current deferred tax assets were $377 and $400, and net noncurrent deferred tax liabilities were $487 and $668. Total income taxes paid were approximately $1,300, $1,030 and $890 in 2012, 2011 and 2010, respectively. Approximately half of the $237 net operating losses and tax credits can be carried forward indefinitely, while the remainder expire over varying periods.